UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )

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GOLD RESERVE INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GOLD RESERVE INC.

926 W. Sprague Avenue, Suite 200,

Spokane, WA  99201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the holders of Class A common shares and Class B common shares (collectively, the “Shareholders”) of GOLD RESERVE INC. (the “Company”) will be held at the Spokane Club, located at 1002 W. Riverside, Spokane, Washington USA, on June 8, 2010 at 9:30 a.m. (Pacific daylight time) for the following purposes:

1)       To elect directors of the Company to hold such positions until the next annual meeting of Shareholders or until their successors are elected and have qualified;

2)       To appoint auditors of the Company and to authorize the directors of the Company to fix their remuneration;

3)       To receive the financial statements of the Company for the year ended December 31, 2009, together with the report of the auditors thereon; and

4)       To conduct any other business as may properly come before the meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting or any adjournment or postponement thereof in person and who wish to ensure that their shares will be voted are requested to complete, sign and mail the enclosed form of proxy to Proxy Services, c/o Computershare Trust Company N.A., P.O. Box 43102, Providence, RI 02940-5068.  Proxies must be received not later than the close of business two business days immediately preceding the Meeting or any adjournment thereof.  A form of proxy, proxy statement/information circular, supplemental mailing list return card and a copy of the Company’s Annual Report accompany this notice.  The specific details of the matters proposed to be put before the Meeting are set forth in the accompanying proxy statement/information circular.

This Notice of Annual Meeting of Shareholders, the Annual Report and Supplemental Mailing List Return Card are being mailed or made available to Shareholders entitled to vote at the Annual Meeting, on or about May 4, 2010.

The Board of Directors has fixed the close of business on April 20, 2010 as the record date for the determination of Shareholders entitled to notice of the meeting and any adjournment or postponement thereof.

DATED this 30th day of April, 2010

BY ORDER OF THE DIRECTORS

Rockne J. Timm

Chief Executive Officer

GOLD RESERVE INC.

PROXY STATEMENT/INFORMATION CIRCULAR

MANAGEMENT SOLICITATION OF PROXIES

This Proxy Statement/Information Circular (“Circular”) is furnished in connection with the solicitation of proxies by the management of GOLD RESERVE INC. (the “Company”) to be voted at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held on Tuesday, the 8th day of June, 2010 at 9:30 a.m. (Pacific daylight time), at the Spokane Club located at 1002 W. Riverside, Spokane, Washington and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  The solicitation of proxies will be primarily by mail but proxies may also be solicited personally or by telephone by employees of the Company.  Employees will not receive any extra compensation for such activities.  The Company may pay brokers, nominees or other persons holding shares of the Company in their name for others for their reasonable charges and expenses in forwarding proxies and proxy materials to beneficial owners of such shares, and obtaining their proxies.  The Company may also retain independent proxy solicitation agents to assist in the solicitation of proxies for the Meeting.  The cost of all solicitations of proxies will be borne by the Company. Except where otherwise stated, the information contained herein is given as of the 30th day of April, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held On June 8, 2010:

The Notice, Proxy Statement/Information Circular and Annual Report on Form 10-K are available on our website at www.goldreserveinc.com.

CURRENCY

Unless otherwise indicated, all currency amounts referred to herein are stated in U.S. dollars.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the enclosed form of proxy are directors or officers of the Company.  A Shareholder (as defined below) submitting a proxy has the right to appoint a person or company, who need not be a Shareholder, to represent the Shareholder at the Meeting other than the persons designated in the form of proxy furnished by the Company.  To exercise this right, the Shareholder may insert the name of the desired representative in the blank space provided in the proxy or may submit another appropriate form of proxy permitted under applicable law.

The completed proxy must be deposited at the office of Proxy Services, c/o Computershare Trust Company N.A., P.O. Box 43102, Providence, RI 02940-5068 not later than the close of business two business days preceding the day of the Meeting or any adjournment or postponement thereof, or with the Chairman of the Meeting immediately prior to the commencement of the Meeting or any adjournment or postponement thereof, otherwise the instrument of proxy will be invalid.

See “Voting By Non-Registered Shareholders” below for a discussion of how non-registered Shareholders (i.e. Shareholders that hold their shares through an account with a bank, broker or other nominee in “street name”) may appoint proxies.

You may revoke or change your proxy at any time before it is exercised at the Meeting.  In the case of Shareholders appearing on the registered shareholder records of the Company, a proxy may be revoked at any time prior to its exercise by sending or depositing a written notice of revocation or another signed proxy bearing a later date to the Secretary of the Company at its principal executive office located at 926 W. Sprague Avenue, Suite 200, Spokane, Washington 99201 not later than the close of business two business days preceding the Meeting or any adjournment or postponement thereof. You may also revoke your proxy by giving notice or by voting in person at the Meeting; your attendance at the Meeting, by itself, is not sufficient to revoke your proxy.

Shareholders appearing in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee in revoking their previously voted shares.

EXERCISE OF DISCRETION BY PROXIES

The shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.  In the absence of such choice being specified, such shares will be voted “for” the matters specifically identified in the Notice of Annual Meeting of Shareholders accompanying this Circular.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Annual Meeting of Shareholders and with respect to other matters which may properly be brought before the Meeting.  If any other matters are properly presented for consideration at the Meeting, or if any of the identified matters are amended or modified, the individuals named as proxies on the enclosed form of proxy will vote the shares that they represent on those matters as recommended by management.  If management does not make a recommendation, then they will vote in accordance with their best judgment.  At the time of printing this Circular, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Annual  Meeting of Shareholders.

VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

The Company’s issued and outstanding shares consist of Class A common shares (each, a “Class A Share”) and Class B common shares (each, a “Class B Share”).  Unless otherwise noted, references to Common Shares in this Circular include both Class A Shares and Class B Shares. Holders of Common Shares (collectively, the “Shareholders”) are entitled to one vote per share and will vote as a single class on all matters to be considered and voted upon at the Meeting or any adjournment thereof.  As of April 16, 2010, the latest practicable date, there were 58,016,663 issued and outstanding Class A Shares and 500,236 issued and outstanding Class B Shares for a total of 58,516,899 Common Shares outstanding.

As of April 16, 2010, there were 340,000 issued and outstanding unvested restricted shares, all of which were issued under the Company's Equity Incentive Plan and Venezuelan Equity Incentive Plan.  All such unvested restricted shares are Class A Shares and carry full voting rights.  The terms “restricted stock” and “restricted shares” are used interchangeably in this Circular.  These restricted shares represent approximately 0.6% of the aggregate Common Shares.

The Company has set the close of business on April 20, 2010 as the record date for the Meeting.  The Company will prepare a list of Shareholders of record at such time.  Shareholders will be entitled to vote the Common Shares then registered in their name at the Meeting except to the extent that (a) the holder has transferred the ownership of any of his Common Shares after that date, and (b) the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he owns the shares, and demands, not later than 10 days before the Meeting, that the transferee’s name be included in the list of persons entitled to vote at the Meeting, in which case the transferee will be entitled to vote his Common Shares at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, as of April 16, 2010, the only person, firm or corporation that beneficially owned, directly or indirectly, or exercised control or direction over more than 5% of the voting rights attached to the Common Shares was:

Shareholder Name and Address	Number of Common Shares Held	Percentage of Common Shares Issued (4)

West Face Capital, Inc. 2 Bloor Street East, Suite 810 P.O. Box 85 Toronto, Ontario M4W 1A8	8,700,000 (1)	14.9%
Jaguar-Portland Holdings LLC 1370 Avenue of the Americas, 19 th Floor New York, NY 10019	7,297,823 (2)	12.5%
Steelhead Partners, LLC 1301 First Avenue, Suite 201 Seattle, WA 98101	4,418,885 (3)	7.6%

(1)

Based on Schedule 13D filed by West Face Capital, Inc. with the Securities and Exchange Commission on April 9, 2010.  West Face Capital, Inc. reports an additional 1,713,130 shares related to our convertible notes that it holds as being beneficially owned for purposes of its Schedule 13D.  However, as the Company has the option to deliver cash for any such convertible notes, we do not include that number in this chart.

(2)	Based on an Early Warning Report filed by Jaguar-Portland Holdings LLC on SEDAR on February 24, 2010.
(3)

Based on an Early Warning Report filed by Steelhead Partners, LLC on SEDAR on August 4, 2009. Steelhead Partners LLC reports an additional 3,876,923 shares related to our convertible notes that it holds as being beneficially owned for purposes of its Early Warning Report.  However, as the Company has the option to deliver cash for any such convertible notes, we do not include that number in this chart.

(4)	Based on the number of shares outstanding on April 16, 2010.

A quorum for the transaction of business at any meeting of the Shareholders shall be holders of at least one-third (1/3) of the outstanding Common Shares present in person or represented by proxy.  Except as otherwise stated in this Circular, the affirmative vote of a majority of the votes cast with respect to an item or proposal at the Meeting (an ordinary resolution) is required to approve all items presented in this Circular.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered Shareholders at the close of business on April 20, 2010 or the persons they designate as their proxies are permitted to vote at the Meeting.  In many cases, however, the Common Shares owned by a person (a “non-registered holder”) are registered either: (a) in the name of an intermediary (an “Intermediary”) that the non-registered holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of this Circular and the accompanying notice of meeting and form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to non-registered holders of Common Shares.

Intermediaries are required to forward the Meeting Materials to non-registered holders unless a non-registered holder has waived the right to receive them.  Very often, Intermediaries will use service companies to forward the Meeting Materials to non-registered holders.  Generally, non-registered holders who have not waived the right to receive the Meeting Materials will either:

(a)                be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the non-registered holder but which is not otherwise completed.  Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered holder when submitting the proxy.  In this case, the non-registered holder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified above under the heading “Appointment and Revocation of Proxies”; or

(b)               be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow.  Typically, the non-registered holder will also be given a page of instructions which contains a removable label containing a bar code and other information.  In order for the form of proxy to validly constitute a Voting Instruction Form, the non-registered holder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its services company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered holders to direct the voting of the Common Shares they beneficially own.  Should a non-registered holder who receives either form of proxy wish to vote at the Meeting in person (or have another person attend and vote on behalf of the non-registered shareholder), the non-registered holder should strike out the persons named in the form of proxy and insert the non-registered holder’s name, or such other person’s name, in the blank space provided.  Non-registered holders should carefully follow the instructions of their Intermediary, including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

A non-registered shareholder may revoke a form of proxy or Voting Instruction Form given to an Intermediary by contacting the Intermediary through which the non-registered shareholder’s Common Shares are held and following the instructions of the Intermediary respecting the revocation of proxies. In order to ensure that an Intermediary acts upon a revocation of a proxy form or Voting Instruction Form, the written notice should be received by the Intermediary well in advance of the Meeting.

Under relevant New York Stock Exchange (“NYSE”) rules that apply to NYSE-member brokers, if you do not instruct your broker how to vote, your broker will be able to vote your Shares with respect to “routine” matters such as the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors (Proposal 2) but not “non-routine” matters.  As a result of this change in NYSE rules, we note that, unlike at our previous annual meetings, the election of directors will be considered a non-routine matter under NYSE rules and your broker will not be able to vote your shares with respect to Proposal 1 (Election of Directors) if you have not instructed your broker how to vote.

BUSINESS OF THE MEETING

Item 1 – Election of Directors

The articles of the Company provide that the Board of Directors (the “Board”) shall consist of a minimum of 3 and a maximum of 15 directors, with the actual number of directors to be determined from time to time by the Board.  The Company’s Board presently consists of seven members.

The Board held seven formal meetings during 2009 at which attendance, in person or by phone, averaged 96%.  Various matters were considered and approved by written resolution during the year. The Board also held several informal meetings throughout the year.  Messrs. Timm, Belanger, Coleman, Geyer and Mikkelsen attended all seven of the formal meetings; Mr. McChesney and Mr. Potvin each attended six of the seven formal meetings.

The by-laws of the Company provide that each director shall be elected to hold office until the next annual meeting of the Company’s Shareholders or until their qualified successors are elected.  All of the current directors’ terms expire the date of the Meeting and it is proposed by management that each of them be re-elected to serve until the next annual meeting of Shareholders unless they resign or are removed from the Board in accordance with the by-laws of the Company.

Directors are elected by the affirmative vote of a majority of the votes cast with respect to the election of each director at the Meeting.  Any nominee for director who does not receive such a majority vote is not elected to the Board.

Management recommends that you vote FOR the election of each of the directors.

The following information with respect to the business experience of nominees for election to the Board has been supplied by the director or obtained from our records.

Rockne J. Timm, 64, a director since 1984. Mr. Timm’s principal occupation is Chief Executive Officer of the Company, a position he has held since 1988.  Mr. Timm has also served as President and Chairman of the Board from 1988 until January 2004.  Mr. Timm is Chairman of the Executive Committee. He has been a director and executive officer of the Company’s Venezuelan and foreign subsidiaries since 1992 and he is President and director of Great Basin Energies, Inc. since 1981 and MGC Ventures, Inc. since 1989.  Mr. Timm resides in Spokane, Washington, USA.

Key attributes, experience and skills:  As our Chief Executive Officer since 1988 he has considerable institutional knowledge of the Company and its activities in Venezuela.  He has over 28 years experience in the mining industry which is a key component of our Board’s collective experience.  He has served as the chief financial officer of an operating gold mining company and director and chief financial officer of a gold development stage company which provides additional experience and skills that are helpful to our Board.  It is these attributes that lead the Board to conclude that Mr. Timm should continue to serve as a director of the Company.

A. Douglas Belanger, 56, a director since August 1988.  Mr. Belanger’s principal occupation is President of the Company, a position he has held since January 2004.  Mr. Belanger has also served as Executive Vice President from 1988 through January 2004.  He has been a director and executive officer of the Company’s Venezuelan and subsidiaries since 1992 and is Executive Vice President and director of Great Basin Energies Inc. since 1984 and MGC Ventures, Inc. since 1997. Mr. Belanger resides in Spokane, Washington, USA.

Key attributes, experience and skills:  Mr. Belanger has extensive experience as a director of public companies and in the areas of corporate governance and compliance, which includes his history as a gold mining analyst for two major Canadian investment banks and a policy analyst for the Canadian federal government.  He also has several years’ experience as a field geologist with various major Canadian mining companies.  It is these attributes that lead the Board to conclude that Mr. Belanger should continue to serve as a director of the Company.

James P. Geyer, 58, a director of the Company since June 1997.  Mr. Geyer’s principal occupation is Senior Vice President of the Company, a position he has held since January of 1997.  Mr. Geyer is also a director of Thompson Creek Metals Company Inc.  Mr. Geyer resides in Spokane, Washington, USA.

Key attributes, experience and skills:  Mr. Geyer is a mining engineer and has been actively involved in the development of the Brisas Project for the past 13 years.  He has over 30 years in the mining industry with open pit and underground mining experience adding to the Board’s collective experience.  He has served as the chief operating officer of a gold mining company with responsibility for six producing gold mines and several development projects.  It is these attributes that lead the Board to conclude that Mr. Geyer should continue to serve as a director of the Company.

Non-executive Directors

The Board has determined that each of the following members of the Board satisfy the definition of “independent director” as established in the NYSE Amex listing standards and SEC rules.

James H. Coleman, Q.C., 59, a director of the Company since February 1994 and chairman since 2004. The principal occupation of Mr. Coleman, Q.C., is as a Partner with the law firm of Macleod Dixon LLP, of Calgary.  He is also a director of Great Basin Energies Inc. since 1996, MGC Ventures, Inc. since 1997; Anterra Energy Inc. since 2007, Salamander Energy Plc. since 2008, Energold Drilling Corp. since 1994, and Sulliden Exploration, Inc, since 2005.  Mr. Coleman resides in Calgary, Alberta, Canada.

Key attributes, experience and skills:  Mr. Coleman has been involved in banking, corporate, securities, mining and oil and gas transactions in Canada, the United States, Europe, Central and South America, Africa and Asia. He has also been involved in a number of large divestments and acquisitions, corporate reorganizations and major financings within the energy sector. As a director of a number of public companies, including mining and oil and gas companies, Mr. Coleman has chaired various independent committees of public companies relating to corporate, governance and securities matters. In addition to his work in the legal and business sectors, Mr. Coleman is also a member of the Rocky Mountain Mineral Law Foundation and the Prospectors and Developers Association of Canada. It is these attributes that lead the Board to conclude that Mr. Coleman should continue to serve as a director of the Company.

Patrick D. McChesney, 60, a director since 1988 and Chief Financial Officer of the Company from 1988 to 1993. He is a director of Great Basin Energies, Inc. since 2002 and MGC Ventures, Inc. since 1989.  Mr. McChesney’s principal occupation is chief financial officer of Foothills Auto Group, an automobile dealership group based in Spokane, Washington, a position he has held since 2005.  Mr. McChesney resides in Spokane, Washington, USA.

Key attributes, experience and skills:  Mr. McChesney was a certified public accountant and a financial officer of an operating gold mining company and has been president and a director of a company that manufactured automated test equipment for the semiconductor industry.  He has been involved in the mining industry since 1983 and has considerable knowledge regarding the Company’s activities in Venezuela and currently serves on the audit and compensation committees.  It is these attributes that lead the Board to conclude that Mr. McChesney should continue to serve as a director of the Company.

Chris D. Mikkelsen, 58, a director since 1997.  He is a certified public accountant and since 1976, Mr. Mikkelsen’s principal occupation has been as a principal in the certified public accounting firm of McDirmid, Mikkelsen & Secrest, P.S. based in Spokane, Washington.  He has been a director of Great Basin Energies, Inc. and MGC Ventures, Inc. since 1997.  Mr. Mikkelsen resides in Spokane, Washington, USA.

Key attributes, experience and skills:  Mr. Mikkelsen has an extensive background in providing operational and tax advice to a wide variety of clients and businesses.  During the last several years he has been a board member of several charitable and civic organizations.  He has considerable knowledge of the Company and currently serves on the audit and compensation committees.  It is these attributes that lead the Board to conclude that Mr. Mikkelsen should continue to serve as a director of the Company.

Jean Charles Potvin, 56, a director since November 1993 and currently serves on the audit and compensation committees.  Mr. Potvin’s principal occupation is as director and Chairman of Vaaldiam Mining Ltd., a company involved in the development and production of diamonds in Brazil, which currently holds a 100 percent interest in the Kwale titanium-bearing mineral sands deposit in Kenya and which recently sold a 49 percent interest in the Pukaqaqa copper gold deposit in Peru.  Mr. Potvin resides in Toronto, Ontario, Canada.

Key attributes, experience and skills.  Mr. Potvin is also a member of the audit committee of Azimut Exploration Ltd also a publicly listed mineral exploration company and is a director of GobiMin which operates in China. He is also a director of Kivu Gold Corp and Rukwa Uranium, both privately held companies.  Mr. Potvin holds a Bachelor of Science degree in Geology from Carleton University and an MBA from the University of Ottawa. He spent nearly 14 years as a mining investment analyst for a large Canadian investment brokerage firm (Burns Fry Ltd., now BMO Nesbitt Burns Inc.). It is these attributes that lead the Board to conclude that Mr. Potvin should continue to serve as a director of the Company.

Involvement in Certain Legal Proceedings

Cease Trade Orders or Bankruptcies

Mr. Coleman served as a non-executive director of McCarthy Corporation Plc. from 1993 to March 2003, which proposed a voluntary arrangement with its creditors pursuant to the legislation of the United Kingdom.

Security Ownership of Management

The following table discloses the number and percentage of the Common Shares beneficially owned by each director and executive officer named in the Circular and by all directors and officers as a group, as of April 20, 2010.

Name of Beneficial Owner	Amount (1)	Percent of Class
Rockne J. Timm (2) (3) Washington, USA Chief Executive Officer and Director	1,927,958	3.3%
A. Douglas Belanger (2) (3) Washington, USA President and Director	2,180,859	3.7%
James P. Geyer Washington, USA Senior Vice-President and Director	672,211	1.1%
James H. Coleman, Q.C. (2) (3) Alberta, Canada Non-Executive Chairman and Director	379,606	*
Patrick D. McChesney (2) (3) Washington, USA Director	263,713	*
Chris D. Mikkelsen (2) (3) Washington, USA Director	536,597	*
Jean Charles Potvin Ontario, Canada Director	353,160	*
Robert A. McGuinness (2) (3) Washington, USA Vice President Finance and CFO	453,286	*
Douglas E. Stewart Vice President – Project Development	267,500	*
Directors and officers as a group	7,380,151	12.6%

*Indicates less than 1%

(1)   Includes Common Shares issuable pursuant to options exercisable as of April 20, 2010 or exercisable within 60 days of April 20, 2010 as follows: Mr. Timm 629,333; Mr. Belanger 594,723; Mr. Geyer 358,056; Mr. Coleman 160,556; Mr. McChesney 160,556; Mr. Mikkelsen 160,556; Mr. Potvin 160,556; Mr. McGuinness 230,694; and Mr. Stewart 127,500. These numbers also include unvested, restricted shares held that carry full voting rights as follows: Mr. Timm 50,000 shares; Mr. Belanger 45,000 shares; Mr. Geyer 30,000 shares; Mr. Coleman 27,000 shares; Mr. McChesney 27,000 shares; Mr. Mikkelsen 27,000 shares; Mr. Potvin 27,000 shares; Mr. McGuinness 30,000 shares; and Mr. Stewart 20,000 shares.  The number includes direct ownership of Common Shares as follows:  Mr. Timm 1,180,125 shares; Mr. Belanger 1,541,136 shares; Mr. Geyer 284,155 shares; Mr. Coleman 192,050 shares; Mr. McChesney 76,157 shares; Mr. Mikkelsen 349,041 shares; Mr. Potvin 165,604 shares; Mr. McGuinness 193,132 shares; and Mr. Stewart 120,000 shares.  The amount for Mr. Timm also includes indirect beneficial ownership of 68,500 shares owned by his daughter and grandchildren.

(2)   Messrs. Timm, Belanger, Coleman, McChesney, Mikkelsen and McGuinness are directors and/or officers of Great Basin Energies, Inc., which owns 491,192 Common Shares, or 0.8% of the outstanding Common Shares. The foregoing individuals beneficially own 10.3%, 7.3%, 2.9%, 2.0%, 1.8%, and 1.3% respectively, of the outstanding common shares of Great Basin Energies, Inc. and may be deemed indirectly to have an interest in the Company through their respective management positions and/or ownership interests in Great Basin Energies, Inc. Each of the foregoing individuals disclaims any beneficial ownership of the Common Shares owned by Great Basin Energies, Inc. and such Common Shares are not included in this total.

(3)   Messrs. Timm, Belanger, Coleman, McChesney, Mikkelsen and McGuinness are directors and/or officers of MGC Ventures, Inc., which owns 258,083 Common Shares, or 0.4% of the outstanding Common Shares. The foregoing individuals beneficially own 11.5%, 11.7%, 4.8%, 3.8%, 2.9%, and 1.7% respectively, of the outstanding common shares of MGC Ventures, Inc. and may be deemed indirectly to have an interest in the Company through their respective management positions and/or ownership interests in MGC Ventures, Inc. Each of the foregoing individuals disclaims any beneficial ownership of the Common Shares owned by MGC Ventures, Inc. and such Common Shares are not included in this total.

The following table represents the Directors and the committees on which they serve.

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
Rockne J. Timm	Chair
A. Douglas Belanger	X
James P. Geyer
James H. Coleman, Q.C	X			X
Patrick D. McChesney		X	X
Chris D. Mikkelsen		Chair	Chair	X
Jean Charles Potvin		X	X	X

The persons named in the accompanying form of proxy intend to vote for the election of these nominees unless otherwise directed.  Management does not contemplate that the nominees will be unable to serve as directors.

If you complete and return the attached form of proxy, your representative at the Meeting, or any adjournment or postponement thereof, will vote your shares FOR the election of the nominees set out herein unless you specifically direct that your vote be withheld.

The election of directors under this Item 1 is considered a non-routine matter under NYSE rules and, if you hold your shares through a broker, your broker will not be able to vote your shares with respect to this proposal if you have not instructed your broker how to vote.

Item 2 – Appointment of Auditors

It is proposed that the firm of PricewaterhouseCoopers LLP be appointed by the Shareholders as independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2010 and that the Board be authorized to fix the auditors’ remuneration. PricewaterhouseCoopers LLP were first appointed auditors of the Company in 1992.  Representatives of PricewaterhouseCoopers LLC are not expected to be present at the Meeting.

The affirmative vote of a majority of the votes cast with respect to this proposal at the Meeting is required to approve the appointment of PricewaterhouseCoopers LLP as the Company’s auditors at a remuneration to be fixed by the Board.

Management recommends that you vote FOR the appointment of PricewaterhouseCoopers LLP as the Company’s auditors at a remuneration to be fixed by the Board.

Unless such authority is withheld, the persons named in the accompanying proxy intend to vote FOR the appointment of PricewaterhouseCoopers LLP as the Company’s auditors at a remuneration to be fixed by the Board.

The appointment of PricewaterhouseCoopers LLP as the Company’s auditors under this Item 2 is considered a routine matter under NYSE rules and if you hold your shares through a broker, your broker will be able to vote your shares with respect to this proposal even if you have not instructed your broker how to vote.

Item 3 – Consolidated Financial Statements

A copy of the consolidated financial statements of the Company for the year ended December 31, 2009 and the report of the auditors on the consolidated financial statements are included in the Annual Report and will be submitted at the Meeting. Copies of the consolidated financial statements can also be obtained on www.sec.gov and www.sedar.com.

Code of Conduct and Ethics

The Board has adopted the Gold Reserve Inc. Code of Conduct and Ethics which can be found at www.goldreserveinc.com under Investor Relations – Corporate Governance and is available in print to any Shareholder who requests it from the Company by writing to us at Gold Reserve Inc., 926 W. Sprague Ave. Suite 200, Spokane, WA  99201, Attn:  Investor Relations.

Executive Officers

Robert A. McGuinness - Vice President of Finance, Chief Financial Officer

Mr. McGuinness’ principal occupation with the Company is as Vice President of Finance since March 1993 and Chief Financial Officer since June 1993.  He also serves as Vice President of Finance, Chief Financial Officer and Treasurer of Great Basin Energies, Inc. and MGC Ventures, Inc.  Mr. McGuinness resides in Spokane, Washington, USA.

Douglas E. Stewart - Vice President of Project Development

Mr. Stewart’s principal occupation with the Company is Vice President of Project Development since April 1997. Mr. Stewart resides in Castle Rock, Colorado, USA.

Mary E. Smith - Vice President of Administration and Secretary

Ms. Smith’s principal occupation with the Company is as Vice President of Administration since January 1997 and Secretary since June 1997.  She also serves as Vice President of Administration and Secretary of Great Basin Energies Inc. and MGC Ventures, Inc. Ms. Smith resides in Colbert, Washington, USA.

eXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Committee

The Company’s compensation program was administered during 2009, and has and will continue to be administered in 2010, by the Compensation Committee of the Board (the “Compensation Committee”), composed of Mr. Mikkelsen, Mr. Potvin and Mr. McChesney. Mr. McChesney was appointed to the Compensation Committee on December 7, 2009.  The Compensation Committee met four times during 2009.  While serving on the Compensation Committee, each of the members attended all four meetings.

The Board had determined that each member of the Compensation Committee satisfied the definition of “independent director” as established in the NYSE Amex listing standards and SEC rules. The Compensation Committee currently has no written charter.

The function of the Compensation Committee is to evaluate the Company’s performance and the performance of the Chief Executive Officer, the Chief Financial Officer and each of the next three most highly compensated executive officers (collectively, the “Named Executive Officers”). The Compensation Committee approves the cash and equity-based compensation of the Named Executive Officers and submits such approvals to the full Board for ratification.  The Board has complete discretion over the amount and composition of each Named Executive Officer’s compensation.  Compensation matters relating to the directors were administered by the full Board. Each Named Executive Officer that is a member of the Board abstains from voting on their respective compensation package.

Compensation Program Philosophy

The goal of the compensation program is to attract, retain and reward employees and other individuals who contribute to both the immediate and the long-term success of the Company. Contributions are largely measured subjectively, and are rewarded through cash and equity-based compensation vehicles.

The following objectives are considered in setting the compensation programs for the Named Executive Officers:

•                     Set compensation and incentive levels that reflect competitive market practices for similar experience and similar size companies; and

•                     Encourage stock holdings to align the interests of the Named Executive Officers with those of Shareholders.

The Company evaluates the extent to which strategic and business goals are met and measures individual performance, albeit subjectively, and the degree to which teamwork and Company objectives are promoted. The Company strives to achieve a balance between the compensation paid to a particular individual and the compensation paid to other employees and executives having similar responsibilities within the Company. The Company also strives to ensure that each employee understands the components of his or her salary, and the basis upon which it is determined and adjusted.

There is currently no policy requiring officer or director ownership of shares of the Company.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of the Company’s compensation objectives noted above, the Company’s executive compensation philosophy includes the following two principles.

Compensation levels should be competitive

A competitive compensation program is vital to the Company’s ability to attract and retain qualified senior executives. The Company regularly assesses peer group data to ensure that the compensation program is competitive.

Incentive compensation should balance short and long-term performance

To reinforce the importance of balancing strong short-term annual results and long-term viability and success, Named Executive Officers may receive both short and long-term incentives. Short-term incentives focus on the achievement of certain objectives for the upcoming year, while stock options and stock bonus awards create a focus on share price appreciation over the long term.

Compensation Benchmarking

The Company in the past established base salaries by using an extensive internal survey of base salaries paid to officers of mining companies with similar experience, similar size mining projects, small to medium size producing companies and other development stage mining companies with large mining projects.  The companies considered in our internal survey were:

Minera Andes Incorporated	Gabriel Resources Ltd.
Mines Management, Inc.	NovaGold Resources Inc.
Coeur d’Alene Mines Corporation	Crystallex International Corporation
Hecla Mining Company	Rusoro Mining Ltd.
Greystar Resources Ltd.

All of the participants of the internally generated survey are listed on the NYSE Amex, TSX or TSX-Venture Exchange.  For these reasons the Company believes the survey is a very good representation of appropriate mining companies average salaries and a good basis on which to make comparisons to the Company.

Components of Executive Compensation

The components of executive compensation are as follows:

Base Salary. The administration of the program requires the Compensation Committee to review annually the base salary of each executive officer of the Company and to consider various factors, including individual performance, experience, time in position, future potential, responsibility, and the executive’s current salary in relation to the executive salary range at other mining companies. These factors are considered subjectively and none are accorded a specific weight.

Bonuses. In addition to base salary, the Compensation Committee from time-to-time recommends to the Board payments of discretionary bonuses to executives and selected employees. Such bonuses are based on the same criteria and determined in a similar fashion as described above.

Equity. The Compensation Committee from time-to-time recommends to the Board grants of options and/or restricted stock share awards to executives and selected employees. These grants are to motivate the executives and selected employees to achieve goals that are consistent with the Company’s business strategies, to create Shareholder value and to attract and retain skilled and talented executives and employees. These factors are considered subjectively and none are accorded a specific weight when granting awards. In addition, the Compensation Committee annually determines the contribution to the KSOP Plan for allocation to individual participants. In light of the economic downturn and expropriation of the Brisas project by the Venezuelan government, the 2009 contribution to the KSOP Plan was minimized to the safe harbor minimum of 3% of eligible wages. Participation in and contributions to the KSOP Plan by individual employees, including officers, is governed by the terms of the KSOP Plan.  See “Incentive Plan Awards – KSOP Plan”.

Chief Executive Officer’s Compensation

It is the responsibility of the Compensation Committee to review and recommend to the Board for ratification the compensation package for the Chief Executive Officer based on the same factors listed above that are used in determining the base salaries for the other Named Executive Officers.

The Compensation Committee has not developed specific quantitative or qualitative performance measures or other specific criteria for determining the compensation of the Company’s Chief Executive Officer, primarily because the Company does not yet have a producing mine or other operations from which such quantitative data can be derived.

The determination of the Chief Executive Officer’s compensation in 2009 was based on an internal survey of other companies previously listed, was subjective, and based on the advancement of the Brisas project, efforts to restore the permit to affect at the Brisas project, acquisition of other permits, compliance of Brisas project rights, advancement of financing goals and the identifying and analyzing of new corporate opportunities.  As result of the expropriation of the Brisas project and other violations of the Agreement between the Government of Canada and the Government of Venezuela, the Company filed a Request for Arbitration under the Additional Facility Rules of the International Centre for Settlement of Investment Disputes (“ICSID”) of the World Bank on October 21, 2009 seeking compensation for all of the loss and damage resulting from Venezuela’s wrongful conduct which includes the full market value of the legal rights to develop the Brisas project.

Going forward, the Chief Executive Officer’s compensation will be based upon an internal survey of other companies, the progress of the proceedings relating to the resolution of the investment dispute with Venezuela, and the pursuit and execution of new corporate opportunities.

Other Named Executive Officers’ Compensation

In determining the compensation of the other Named Executive Officers, the compensation during 2009 was also based on an internal survey of other companies, was subjective, and based on the advancement of the Brisas project, efforts to restore the permit to affect at the Brisas project, advancement of financing goals and the identifying and analyzing of new corporate opportunities.  Going forward, the other Named Executive Officers’ compensation will be based upon an internal survey of other companies, the progress of the proceedings relating to the resolution of the investment dispute with Venezuela, and the pursuit and execution of new corporate opportunities.

Change of Control Agreements

The Company maintains Change of Control Agreements with each of the Named Executive Officers which were implemented by the Board to induce the Named Executive Officers to remain with the Company and continue their involvement in the then ongoing development of the Brisas project and more recently, resolution of the investment dispute with Venezuela and the pursuit of new corporate opportunities. A “Change of Control” means one or more of the following: the acquisition by any individual, entity or group, of beneficial ownership of the Company of 25 percent of the voting power of the outstanding Common Shares; a change in the composition of the Board that causes less than a majority of the current directors to be members of the incoming board; reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company; liquidation or dissolution of the Company; or any other event the Board reasonably determines constitutes a Change of Control. Change of Control benefits become payable under the terms of the Change of Control agreements if, within 12 months following a Change of Control, the employee’s employment is terminated by the Company or the surviving or successor entity without cause or the employee voluntarily terminates his/her employment for specified reasons. Such reasons include a substantial alteration in the nature or status of employment responsibilities or a reduction in compensation or benefits.

The Board believes these individuals’ familiarity and long-standing involvement with the Brisas project are important assets to the Company and their continued employment is important to resolve the dispute with Venezuela. The loss of their continued services could have a detrimental impact on the successful outcome of the arbitration, the potential settlement of the dispute with Venezuela, and the successful sale of assets associated with the Brisas Project. The Board based the change of control time period of 24 months compared to 36 months primarily on seniority of position and responsibility and length of service with the Company.

See “Termination and Change of Control Benefits”.

SUMMARY COMPENSATION TABLE

The amount related to Share Awards and Option Awards does not necessarily represent the value of the shares when vesting occurs, the value of the options when exercised, or value the employee may realize from the sale of the shares.

Name and Principal Position		Salary $	Cash Bonus $	Share Awards (1)		Option Awards (2)		All Other Compensation (3) $	Total Compensation $
				#	$	#	$
Rockne J. Timm Chief Executive Officer	2009	300,000	64,643	66,000	49,500	66,000	38,991	7,350	460,484
	2008	300,000	43,825	150,000	40,500	245,000	48,577	30,500	463,402
	2007	250,000	125,075	150,000	708,000	300,000	664,720	44,995	1,792,790
Robert A. McGuinness Vice President Finance and CFO	2009	180,000	38,861	45,000	33,750	45,000	26,585	7,350	286,546
	2008	165,000	32,158	150,000	64,500	81,668	16,193	29,407	307,258
	2007	140,000	37,575	12,500	59,000	62,500	138,482	44,995	420,052
A. Douglas Belanger President	2009	270,000	58,179	65,000	48,750	65,000	38,400	7,350	422,679
	2008	270,000	40,250	135,000	36,450	213,336	42,299	30,500	419,499
	2007	225,000	115,075	135,000	637,200	275,000	609,325	44,995	1,631,595
James P. Geyer Senior Vice President	2009	240,000	38,786	62,500	46,875	62,500	36,923	7,350	369,934
	2008	240,000	35,075	90,000	24,300	158,336	31,394	30,500	361,269
	2007	200,000	100,075	90,000	424,800	200,000	443,145	44,995	1,213,015
Douglas E. Stewart Vice President – Project Development	2009	170,000	25,932	40,000	30,000	40,000	23,631	7,350	256,913
	2008	170,000	17,575	60,000	16,200	70,000	13,879	27,049	244,703
	2007	149,000	50,075	60,000	283,200	75,000	166,180	44,995	693,450

(1)     For Share Awards, the number represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)     For Option Awards, the number represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(3)     Represents the Company’s contribution in the form of cash allocated to the KSOP Plan for 2009 and 2008.  For 2007, the amount represents the dollar value of the number of Class A Shares purchased under the Company’s KSOP Plan and allocated to the account of each Named Executive Officer, or 9,043 Class A Shares each.

GRANTS OF PLAN-BASED AWARDS

Outstanding Share Awards and Option Awards

The following table sets forth information concerning each plan-based award granted for the fiscal year ended December 31, 2009 to the Named Executive Officers. The shares of restricted stock and the stock options were awarded under the Company’s Equity Incentive Plan. See Option Exercises and Stock Vested – Equity Incentive Plan.

Name	Grant Date	Award Granted	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh) (3)	Full Grant Date Fair Value\ ($) (4)
Rockne J. Timm Chief Executive Officer	3/18/2009	Restricted Stock	66,000			49,500
	3/18/2009	Stock Options		66,000	0.73	38,991
Robert A. McGuinness Vice President Finance and CFO	3/18/2009	Restricted Stock	45,000			33,750
	3/18/2009	Stock Options		45,000	0.73	26,585
A. Douglas Belanger President	3/18/2009	Restricted Stock	65,000			48,750
	3/18/2009	Stock Options		65,000	0.73	38,400
James P. Geyer Senior Vice President	3/18/2009	Restricted Stock	62,500			46,875
	3/18/2009	Stock Options		62,500	0.73	36,923
Douglas E. Stewart Vice President – Project Development	3/18/2009	Restricted Stock	40,000			30,000
	3/18/2009	Stock Options		40,000	0.73	23,631

(1)           Shares of restricted stock were awarded pursuant to the Equity Incentive Plan.  All of the restricted shares granted to the Named Executive Officers vested on April 7, 2010.

(2)           Stock options were awarded pursuant to the Equity Incentive Plan.  The options vest on March 18, 2010.

(3)           The exercise price is based on the volume weighted average price on the Principal Market (NYSE-Amex) for the five trading days immediately preceding the grant date.

(4)           For Full Grant Date Fair Value, the number represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

            OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding stock options to acquire Class A Shares and unvested restricted shares granted to the Named Executive Officers pursuant to the rules and policies of the TSX and the regulations of the NYSE Amex as of December 31, 2009:

	Option Awards						Stock Awards
Name	Grant Date	Number of securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Market Value of Unexercised Options ($) (1)	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Rockne J. Timm Chief Executive Officer	12/4/2007	50,000		4.834	5/27/2010		12/5/2008	50,000	54,500
	12/4/2007	50,000		4.834	11/27/2010		3/18/2009	66,000	71,940
	12/4/2007	50,000		4.834	5/27/2011
	10/5/2006	75,000		3.954	10/5/2011
	10/24/2006	50,000		4.085	10/24/2011
	11/7/2006	50,000		4.296	11/7/2011
	11/14/2006	50,000		4.608	11/14/2011
	11/24/2006	25,000		5.074	11/24/2011
	12/5/2008	163,333	81,667	0.290	12/5/2013	196,000.00
	3/18/2009		66,000	0.730	3/18/2014	23,760.00
Total		563,333	147,667			219,760.00		116,000	126,440

Robert A. McGuinness Vice President Finance and CFO	12/4/2007	10,417		4.834	5/27/2010		12/5/2008	30,000	32,700
	12/4/2007	10,416		4.834	11/27/2010		3/18/2009	45,000	49,050
	12/4/2007	10,416		4.834	5/27/2011
	9/27/2006	52,000		4.190	9/27/2011
	10/3/2006	24,000		4.000	10/3/2011
	10/19/2006	24,000		4.024	10/19/2011
	12/5/2008	54,445	27,223	0.290	12/5/2013	65,334.40
	3/18/2009		45,000	0.730	3/18/2014	16,200.00
Total		185,694	72,223			81,534.40		75,000	81,750

A. Douglas Belanger President	12/4/2007	45,833		4.834	5/27/2010		12/5/2008	45,000	49,050
	12/4/2007	45,833		4.834	11/27/2010		3/18/2009	65,000	70,850
	12/4/2007	45,833		4.834	5/27/2011
	10/27/2006	75,000		4.031	10/27/2011
	11/16/2006	50,000		4.618	11/16/2011
	11/24/2006	75,000		5.074	11/24/2011
	11/29/2006	50,000		5.244	11/29/2011
	12/5/2008	142,224	71,112	0.290	12/5/2013	170,668.80
	3/18/2009		65,000	0.730	3/18/2014	23,400.00
Total		529,723	136,112			194,068.80		110,000	119,900

James P. Geyer Senior Vice President	12/4/2007	33,333		4.834	5/27/2010		12/5/2008	30,000	32,700
	12/4/2007	33,333		4.834	11/27/2010		3/18/2009	62,500	68,125
	12/4/2007	33,333		4.834	5/27/2011
	9/27/2006	11,000		4.190	9/27/2011
	11/1/2006	25,000		3.966	11/1/2011
	11/24/2006	25,000		5.074	11/24/2011
	12/4/2006	50,000		5.363	12/4/2011
	12/7/2006	25,000		5,290	12/7/2011
	12/11/2006	14,000		5.096	12/11/2011
	12/5/2008	105,557	52,779	0.290	12/5/2013	126,668.80
	3/18/2009		62,500	0.730	3/18/2014	22,500.00
Total		355,556	115,279			149,168.80		92,500	100,825

Douglas E. Stewart Vice President – Project Development	3/31/2005	40,000		3.690	3/31/2010		12/5/2008	20,000	21,800
	12/4/2007	12,500		4.834	5/27/2010		3/18/2009	40,000	43,600
	12/4/2007	12,500		4.834	11/27/2010
	12/4/2007	12,500		4.834	5/27/2011
	9/27/2006	50,000		4.190	9/27/2011
	12/5/2008	46,666	23,334	0.290	12/5/2013	56,000.00
	3/18/2009		40,000	0.730	3/18/2014	14,400.00
Total		174,166	63,334			70,400.00		60,000	65,400

(1)     The “Market Value of Unexercised Options” was calculated by determining the difference between the market value of the securities underlying the option at the end of the financial year and the exercise price of such options. At December 31, 2009, the closing price of the Class A Shares on the NYSE Amex was $1.09.

(2)     Represents the number of unvested restricted shares at December 31, 2009.

(3)     The “Market Value of Shares or Units of Stock That Have Not Vested” was calculated by multiplying the total number of unvested restricted shares times $1.09, the closing price of the shares on the NYSE Amex on December 31, 2009.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding the vesting of previously granted restricted stock by the Named Executive Officers during 2009; no stock options were exercised during 2009 by the Named Executive Officers:

	Stock Awards (1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Rockne J. Timm Chief Executive Officer	100,000	123,000
Robert A. McGuinness Vice President Finance and CFO	60,000	73,800
A. Douglas Belanger President	90,000	110,700
James P. Geyer Senior Vice President	60,000	73,800
Douglas E. Stewart Vice President – Project Development	40,000	49,200

(1)         The shares of restricted stock vested on November 2, 2009 and the value was calculated by multiplying the total number of restricted shares vesting times $1.23, the closing price of the shares on the NYSE Amex on that date.

Equity Incentive Plans

The Company presently has two stock option plans, the Equity Incentive Plan and the Venezuelan Equity Incentive Plan summarized as follows:

Equity Incentive Plan

The Equity Incentive Plan provides for the issuance of up to a rolling 10% of the outstanding Common Shares of the Company, through the grant of “incentive stock options” and “non–statutory options” to purchase Class A Shares, stock appreciation rights (“SARs”), and restricted shares.  Employees, directors, and consultants of the Company and its subsidiaries are eligible to receive grants under the Plan.  The Board or a committee of the Board is responsible for the administration of the Plan.  Pursuant to TSX requirements the Plan must be re-approved every three years.  The Plan was last re-approved on June 2, 2009.

The purpose of the Equity Incentive Plan is to advance the interests of the Company and its subsidiaries and promote continuity of management by encouraging and providing employees, directors and consultants with the opportunity to acquire an equity interest in the Company and to participate in Shareholder value.  It also assists in the Company’s ability to attract and retain the services of employees, directors, and consultants upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

As of April 20, 2010, options for the purchase of 3,557,900 Class A Shares remained outstanding and 2,293,790 Class A Shares remained available for grant under the Plan.  Since inception, 3,094,850 shares of restricted stock have been granted from the Plan and no SARs have been granted.

Options, SARs, and restricted shares granted under the Plan are generally granted at the fair market value of the Class A Shares.  For purposes of the Plan, the “fair market value” is, subject to any applicable rules of the TSX or the NYSE Amex, the volume weighted average trading price or the U.S. dollar equivalent of the Class A Shares calculated by dividing the total value by the total volume of Class A Shares on the exchange where the majority of the trading volume and value of the Class A Shares occurs, for the five trading days immediately preceding the relevant date.

Currently there are 310,000 shares of restricted stock issued under the Equity Incentive Plan that remain unvested, representing 0.53% of the issued and outstanding Common Shares.

The Equity Incentive Plan enables the Company to grant stock options, restricted stock, and SARs as a non-cash integral component of compensation, thereby assisting in the preservation of the Company’s cash asset. It also exposes the recipient to the volatility of the market value of the Class A Shares which is representative of the success of the Company.

A SAR entitles the holder of the related option, upon exercise of the SAR, to surrender all or any portion of the option to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the fair market value of the Class A Shares immediately preceding the date of exercise of the SAR over the option price under the related option, by (ii) the number of shares as to which such SAR has been exercised. However, the agreement under which the SAR is granted may limit in any manner the amount payable with respect to any SAR.  Payment may be made by the Company in the form of Class A Shares, cash or a combination of Class A Shares and cash.

The maximum number of Class A Shares issuable to insiders:

a) at any time, under all security based compensation arrangements, cannot exceed 10% of the outstanding Common Shares of the Company on the date of grant; and

b) within any one year period, under all security based compensation arrangements, cannot exceed 10% of the outstanding Common Shares on the date of grant.

Each option grant is limited to a maximum duration of 10 years from the time it is granted, except that an incentive stock option granted to a 10% Shareholder shall have a maximum duration of five years from the time it is granted and the vesting period is discretionary.

Restricted shares issued under the Plan may be subject to restrictions imposed by the Board, including restrictions on the sale, transfer, pledge or assignment of such shares. During the period of restriction, persons holding restricted shares granted pursuant to the Plan may exercise full voting rights and be entitled to all dividends and other distributions paid with respect to such shares.

No option is transferable by the optionee except by (i) will or by the laws of descent and distribution; (ii) a qualified domestic relations order (as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (iii) gift to the optionholder's child(ren) or grandchild(ren), whether directly or indirectly or by means of a trust, partnership or otherwise.

All options are exercisable, during the optionholder’s lifetime, only by the optionholder or by the optionholder’s guardian, legal representative, or alternative payee pursuant to a qualified domestic relations order.  References to “optionholder” in this description include the optionholder’s guardian and legal representative named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order or a gift permitted by the Plan.  Unlike the transfer provisions governing our other options, incentive stock options are only transferable by will or by the laws of descent and distribution.

The Plan also provides the following upon termination of employment with regard to the options outstanding at the date of termination:

Retirement - any then outstanding options under the Plan may be exercised at any time prior to the earlier of the expiration date of the outstanding options or 12 months after the date of retirement;

For cause - any then outstanding options become null and void;

Involuntary termination of employment - any then outstanding options that are vested at the time of termination may be exercised at any time prior to the earlier of the expiration date of the vested outstanding options or 30 days after the date of termination;

Voluntary termination of employment - any then outstanding options that are vested at the time of termination may be exercised at any time prior to the earlier of the expiration date of the vested outstanding options or 90 days after the date of termination.

The Board may, at any time and from time to time, modify, amend, suspend or terminate the Plan in any respect. Amendments to the Plan are subject to Shareholder approval to the extent required to comply with any rules and regulations of any stock exchange on which the Class A Shares are listed. Shareholder approval for the following types of amendments is not required:

(a)                amendments of a “housekeeping” nature;

(b)               a change in the vesting provisions of a security issued pursuant to the Equity Incentive Plan;

(c)                a change in the termination provisions of a security issued pursuant to the Equity Incentive Plan, which does not entail an extension beyond the original expiry date; and

(d)               the addition of a cashless exercise feature, payable in cash or securities, which provides for a net deduction of the number of underlying securities from the Equity Incentive Plan reserve.

The following table sets forth the information regarding the Equity Incentive Plan as of December 31, 2009:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under Equity Incentive Plan
Equity Incentive Plan approved by Shareholders	3,773,733	$2.62	2,045,790
Equity compensation plans not approved by Shareholders	-		-
Total	3,773,733		2,045,790

Venezuelan Equity Incentive Plan

The Venezuelan Equity Incentive Plan (the “Venezuelan Plan”) provides for the issuance of up to a rolling 10% of the outstanding Common Shares of the Company, through the grant of “incentive stock options” and “non–statutory options” to purchase Class A Shares, SARs and restricted shares.  Employees and consultants of the Company’s Venezuelan subsidiaries are eligible to receive grants under the Venezuelan Plan. The Board or a committee of the Board is responsible for the administration of the Venezuelan Plan.  Pursuant to TSX requirements, the Venezuelan Plan must be re-approved by the Shareholders every three years.  The Venezuelan Plan was approved by the Shareholders on June 10, 2008 and expires on April 10, 2018.

As of April 20, 2010 options for the purchase of 746,835 Class A Shares remained outstanding and 5,104,855 Class A Shares remained available for grant under the Venezuelan Plan.  Since inception, 146,000 restricted shares have been granted from the Venezuelan Plan and no SARs have been granted.

Options, SARs, and restricted shares granted under the Plan are generally granted at the fair market value of the Class A Shares.  For purposes of the Plan, the “fair market value” is, subject to any applicable rules of the TSX or the NYSE Amex, the volume weighted average trading price or the U.S. dollar equivalent of the Class A Shares calculated by dividing the total value by the total volume of Class A Shares on the exchange where the majority of the trading volume and value of the Class A Shares occurs, for the five trading days immediately preceding the relevant date.

Currently there are 30,000 shares of restricted stock issued under the Venezuelan Plan that remain unvested, representing 0.05% of the issued and outstanding Common Shares.

A SAR entitles the holder of the related option, upon exercise of the SAR, to surrender all or any portion of the option to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the fair market value of the Class A Shares immediately preceding the date of exercise of the SAR over the option price under the related option, by (ii) the number of shares as to which the SAR has been exercised. However, the agreement under which the SAR is granted may limit in any manner the amount payable with respect to any SAR. Payment may be made by the Company in the form of Class A Shares, cash or a combination of Class A Shares and cash.

Each option grant is limited to a maximum duration of 10 years from the time it is granted and the vesting period is discretionary.

Restricted shares issued under the Venezuelan Plan may be subject to restrictions imposed by the Board, including restrictions on the sale, transfer, pledge or assignment of such shares. During the period of restriction, persons holding restricted shares granted pursuant to the Venezuelan Plan may exercise full voting rights and be entitled to all dividends and other distributions paid with respect to such shares.

No option is transferable by the optionholder.  All options are exercisable during the optionholder’s lifetime, only by the optionholder or by the guardian or legal representative of the optionholder or its alternative payee pursuant to such qualified domestic relations order. For purposes of the description of the Venezuelan Plan the terms “holder” and “optionee” include the guardian and legal representative of the optionholder named in the option agreement.

The Venezuelan Plan provides the following for termination of employment with regard to the options outstanding at the date of termination:

Retirement - any then outstanding options under the Venezuelan Plan may be exercised at any time prior to the earlier of the expiration date of the outstanding options or 12 months after the date of retirement.

For cause - any then outstanding options become null and void.

Involuntary termination of employment - any then outstanding options that are vested at the time of termination may be exercised at any time prior to the earlier of the expiration date of the vested outstanding options or 30 days after the date of termination.

Voluntary termination of employment - any then outstanding options that are vested at the time of termination may be exercised at any time prior to the earlier of the expiration date of the vested outstanding options or 90 days after the date of termination.

The Board may, at any time and from time to time, modify, amend, suspend or terminate the Venezuelan Plan without Shareholder approval.  Amendments to the Venezuelan Plan are subject to Shareholder approval to the extent required to comply with any rules and regulations of any stock exchange on which the Class A Shares are listed. Shareholder approval for the following types of amendments is not required:

(a)                amendments of a “housekeeping” nature;

(b)               a change in the vesting provisions of a security issued pursuant to the Venezuelan Plan;

(c)                a change in the termination provisions of a security issued pursuant to the Venezuelan Plan, which does not entail an extension beyond the original expiry date; and

(d)               the addition of a cashless exercise feature, payable in cash or securities, which provides for a net deduction of the number of underlying securities from the Venezuelan Plan reserve.

The following table sets forth the information regarding the Venezuelan Equity Incentive Plan as of December 31, 2009:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under Venezuelan Equity Incentive Plan
Venezuelan Equity Incentive Plan approved by Shareholders	799,585	$2.89	5,019,938
Equity compensation plans not approved by Shareholders	-	-	-
Total	799,585		5,019,938

KSOP Plan

The Company’s subsidiary, Gold Reserve Corporation, maintains a KSOP Plan for the benefit of eligible employees.  The KSOP Plan consists of two components– a salary reduction component (401(k)) and stock ownership component (ESOP).  Eligible employees are those who have been employed for a period in excess of one year and who have worked at least 1,000 hours during the year in which any allocation is to be made.

Employee contributions to the 401(k) component of the KSOP Plan are limited in each year to the total amount of salary reduction the employee elects to defer during the year, which is limited in 2010 to $16,500 ($22,000 limit for participants who are 50 or more years of age, or who turn 50 during 2010).

Employer contributions, stated as a percentage of eligible compensation, are determined each year by the Board and allocations are made in the form of Class A Shares or by cash.  The number of Class A Shares released for allocation is determined by multiplying the total eligible compensation by the contribution percentage approved by the Board and dividing that number by the average price of the Class A Shares remaining in the KSOP Plan for distribution.  Employer contributions do not represent pension compensation. The employer contributions are disclosed under “Executive Compensation – Summary Compensation Tables”, under the column “All Other Compensation – KSOP Contributions”.  All contributions, once made to the individual’s account under the KSOP Plan, are thereafter self-directed.

Total employer and employee annual contributions to an employee participating in both the 401(k) and ESOP components of the KSOP Plan are limited (in 2010) to a maximum of $49,000 ($54,500 limit for participants who are 50 or more years of age or who turn 50 during 2010).  The annual dollar limit is an aggregate limit which applies to all contributions made under this plan or any other cash or deferral arrangements.  For KSOP Plan year 2010 the Company has adopted a “Safe Harbor” contribution of 3% of eligible compensation.

Distributions from the KSOP Plan are not permitted before the participating employee reaches the age of 59 and six months, except in the case of death, disability, termination of employment by the Company or financial hardship. The employee stock ownership component of the KSOP Plan is qualified under Sections 421 and 423 of the U.S. Internal Revenue Code of 1986, as amended.

Allocated contributions to eligible KSOP Plan participants (13 participants for 2009) for plan years 2009, 2008, and 2007 were $ 57,292 (paid in cash), $269,679 (paid in cash); and $387,780 (77,764 Class A Shares), respectively. The aggregate number of Class A Shares for the three-year period is 77,764, which represents 0.13% of the current issued and outstanding Common Shares. As of December 31, 2009, 22,246 Class A Shares remained in the KSOP Plan to be allocated to KSOP Plan participants, representing less than 0.01% of the issued and outstanding Common Shares of the Company at that time.

Retention Units

The Company presently has a Director and Employee Retention Plan (the “Retention Plan”) for the primary purposes of: (1) attracting and retaining directors, management and personnel with the training, experiences, and ability to enable them to make a substantial contribution to the success of the business of the Company, (2) to motivate participants by means of growth-related incentives to achieve long range goals, (3) to further the identity of interests of participants with those of the Company’s stockholders through equity-base incentive opportunities and (4) to allow each participant to share in the value of the Company following the grant of retention units.

Under the Retention Plan, the Board or a committee thereof may grant retention units (the “Units”) to directors and certain key employees of the Company or its subsidiaries.  Individuals become eligible to participate if the Board or a committee thereof determines that the individual can assist the Company to achieve corporate milestones, influence the growth of the Company, or that the individual’s performance warrants further incentive or reward.  Current participants in the Retention Plan include all directors, officers, and the other employees, all of whom have signed award agreements.

The current vesting of the Units is based upon the occurrence of certain major corporate milestones: 50% upon successfully financing the Brisas project and 50% upon placing the Brisas project into production.  The Units also become fully vested and payable upon a change of control. The Board is evaluating modifying the vesting provisions of the Units to more adequately reflect the current business objectives of the Company including successful arbitration, settlement of our dispute with Venezuela, reacquiring the rights to the Brisas Project and successful acquisition of a new business opportunity meeting specific parameters.

Subject to vesting provision, each Unit granted to participating directors and employees entitles such persons to receive a cash payment equal to the fair market value of one Class A Share (a) on the date the Unit was granted or (b) on the date any such participant becomes entitled to payment, whichever is greater.

No Units were granted to directors, executive officers, or employees in 2009.  As of December 31, 2009, an aggregate of 1,732,500 unvested Units have been granted to directors and executive officers 315,000 Units have been granted to other employees.  The aggregate value of the outstanding awards as of December 31, 2009 was $8,935,200.

TERMINATION AND CHANGE OF CONTROL BENEFITS

Termination of Employment, Change in Responsibilities and Employment Contracts

At this time, there are no written employment agreements between the Company and the Named Executive Officers.

The Company does maintain Change of Control Agreements with each of the Named Executive Officers, which were implemented by the Board to induce the Named Executive Officers to remain with the Company in the event of a change of control. The Board believes these individuals’ familiarity and long-standing involvement with the Brisas project are important assets to the Company and their continued employment is important to resolve the dispute with Venezuela. The loss of their continued services could have a detrimental impact on the successful outcome of the arbitration, potential settlement of the dispute, and the successful sale of assets associated with the Brisas Project.

Existing Change of Control Arrangements with Executive Officers

Beginning in 2003, the Company entered into Change of Control Agreements with each of the Named Executive Officers and three other employees. Other than as disclosed herein, no other executive officers, directors or affiliates of the Company have Change of Control Agreements with the Company.

A Change of Control means one or more of the following: the acquisition by any individual, entity or group, of beneficial ownership of the Company of 25 percent of the voting power of the outstanding Common Shares; a change in the composition of the Board that causes less than a majority of the current directors to be members of the incoming board; reorganization, merger or consolidation or sale or other disposition of all or substantially  all of the assets of the Company; liquidation or dissolution of the Company; or any other event the Board reasonably determines constitutes a Change of Control.

Pursuant to the Change of Control Agreements, in the event of a change of control of the Company each participant is entitled to, among other things, continue employment with Gold Reserve Corporation and, if the participant's employment is terminated within 12 months following the change of control for any reason other than termination by the Company for cause, such individual will be entitled to receive, among other things:

•         An amount equal to 24 times his or her monthly salary (36 times for Mr. Timm and Mr. Belanger), determined as of the date immediately prior to termination or the Change of Control, whichever is greater;

•         An amount equal to two years of the Company’s KSOP contributions (based upon the maximum allowable allocation pursuant to applicable law and the participant's annual salary immediately prior to his or her termination date or the Change of Control, whichever is greater);

•         An amount equal to the aggregate of all bonuses received during the 12 months prior to his or her termination date, plus any amounts required to be paid in connection with unpaid vacation time;

•         A payment equal to two times the monthly premium for maintenance of health, life, accidental death and dismemberment, and long term disability insurance benefits for a period of 36 months;

•         Cause all equity awards or equity-based awards (including options and restricted shares) granted to the participant to become fully vested and unrestricted;

•         At the election of the participant, the buy-out of the cash value of any unexercised options based upon the amount by which the weighted average trading price of the Class A Shares for the last five days preceding the date the participant makes such election exceeds the exercise price of the options; and

•         A payment equal to the value of the participant's vested retention units in accordance with the Retention Plan.

As further discussed in the following two paragraphs, the participants are entitled to receive certain "gross-up payments" (that is, an excess parachute gross-up payment and a deferred compensation gross-up payment) if payments that he or she receives are subject to the excise tax under Code Section 4999 on excess parachute payments or the additional tax and interest factor tax under Code Section 409A on deferred compensation. The intent of these gross-up payments is to put the participant in the same position, after tax, that he or she would have been in if the payments that the participant received had not been subject to the excise and additional taxes.

The Change of Control Agreements also provide for a gross-up payment if any payment made to or for the benefit of a participant (“Excess Parachute Payment”) would be subject to the excise tax imposed by Code Section 4999, or any interest or penalties are incurred by the participant with respect to such excise tax.  The Company will pay to the participant an additional payment (“Excess Parachute Gross-Up Payment”) in an amount such that after payment by the participant of all taxes on the Excess Parachute Gross-Up Payment, the participant retains an amount of the Excess Parachute Gross-Up Payment equal to the excise tax (and any interest or penalties) imposed upon the participants Excess Parachute Payment.

The Change of Control Agreements further provide for a gross-up payment if any payment made to or for the benefit of a participant (“Deferred Compensation Payment”) would be subject to the additional tax or additional interest on any underpayment of tax imposed by Code Section 409A, or any interest or penalties are incurred by the participant with respect to such additional tax or underpayment of tax. The Company will pay to the participant an additional payment (“Deferred Compensation Gross-Up Payment”) in an amount such that after payment by the participant of all taxes on the Deferred Compensation Gross-Up Payment, the participant retains an amount of the Deferred Compensation Gross-Up Payment equal to the additional tax and additional interest on any underpayment of tax (and any interest or penalties) imposed upon the participant’s Deferred Compensation Payment.

Payments may be delayed six months under Code Section 409A. In the event of such a delay, the delayed payments will be made to a rabbi trust. Upon the completion of the six-month delay period, the payments held in the rabbi trust will be paid to the participant plus interest at the prime rate. The Company will pay all costs associated with the rabbi trust.

Participants would have been entitled to collectively receive an aggregate of approximately $13,277,695 if a Change of Control had occurred on December 31, 2009. This amount assumes all persons with Change of Control Agreements elect the buy-out of their options as described above. For purposes of such calculation, Gold Reserve assumed the election was made on December 31, 2009, which resulted in share price of $1.09 per share. This amount was determined exclusive of any gross-up payments, which payments could be substantial depending on the tax position of each individual.

The following table represents the estimated payout for employees (8) holding Change of Control Agreements at December 31, 2009.  These amounts were determined exclusive of any gross-up payments, which could be substantial depending on the tax position of each individual.

Name	Compensation ($) (1)	Payout of Stock Options ($) (2)	Payout of Restricted Shares ($) (3)	Payout of Retention Units ($) (4)	Total
Rockne J. Timm	1,290,643	219,760	126,440	1,502,000	3,138,843
Robert A. McGuinness	628,148	81,534	81,750	589,000	1,380,432
A. Douglas Belanger	1,239,120	194,069	119,900	1,502,000	3,055,089
James P. Geyer	764,441	149,169	100,825	972,000	1,986,435
Douglas E. Stewart	617,258	70,400	65,400	711,000	1,464,058
Other participants	1,076,374	129,734	127,530	919,200	2,252,838
Total	5,615,984	844,666	621,845	6,195,200	13,277,695

(1)           Represents the estimated payout as of December 31, 2009 of the associated salary, vacation, KSOP contribution, bonus and insurance.

(2)           Represents the payout of stock options.

(3)           Represents the payout associated with the immediate vesting of unvested restricted shares at December 31, 2009.

(4)           Represents the payment associated with the value of the Retention Unit on December 31, 2009 and does not include 400,000 retention units for non-employee directors equal to $1,768,000.

DIRECTOR COMPENSATION

Summary Director Fee Tables

During 2009, the Board agreed to pay $36,000 to each non-employee director in quarterly installments of $9,000 per quarter, payable on April 16, 2009, July 16, 2009, October 16, 2009, and January 15, 2010. In addition, each non-employee director was granted 36,000 Class A Shares, to vest in installments of 9,000 each on April 16, 2009, July 16, 2009, October 16, 2009 and January 15, 2010.  Mr. Coleman received $99,612 for his role as Chairman.  On March 18, 2009, each non-employee director was granted 35,000 stock options at an exercise price of $0.73 based on the volume weighted average price on the NYSE-Amex for the five trading days immediately preceding the grant date.

The amount related to Share Awards and Option Awards does not necessarily represent the value of the shares when vesting occurs, the value of the options when exercised, or value the director may realize from the sale of the shares.

	Fees Earned or Paid in Cash		Share Awards (3)		Option Awards (4)		Total Compensation
Name	Chairman $(1)	Director $ (2)	#	$	#	$	$
James H. Coleman	99,612	36,000	36,000	21,600	35,000	20,677	177,889
Patrick D. McChesney	-	36,000	36,000	21,600	35,000	20,677	78,277
Chris D. Mikkelsen	-	36,000	36,000	21,600	35,000	20,677	78,277
Jean Charles Potvin	-	36,000	36,000	21,600	35,000	20,677	78,277

(1)   Represents cash fees earned as Chairman during the year.

(2)   Represents cash fees granted as director during the year.

(3)   For Share Awards, the number represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(4)   For Option Awards, the number represents the aggregate grand date fair value computed in accordance with FASB Topic 718.

Directors of the Company received no additional compensation for serving on Board committees or for attendance at the Board or committee meetings.

Directors and Officers Insurance

The Company carries directors and officers liability insurance which is subject to a total aggregate limit of $25,000,000 and deductibles of up to $250,000 for each claim. The premium for the latest policy period is $276,153.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is currently comprised of Messrs. McChesney, Mikkelsen and Potvin.  The Compensation Committee is responsible for establishing and administering the compensation philosophy, policies, and plans for the Company’s non-employee directors and executive officers.

The Compensation Committee hereby reports as follows:

1.                  The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management; and

2.                  Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in this Circular to be delivered to Shareholders.

Report submitted by Compensation Committee of the Board

Chris D. Mikkelsen
Jean Charles Potvin

Patrick D. McChesney

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS OTHER THAN SECURITIES PURCHASE PROGRAMS

No director, executive officer or senior officer, or associate or affiliate of any such director, executive officer or senior officer, is or at any time since the beginning of the most recently completed financial year of the Company was indebted to the Company.

RELATED PERSON TRANSACTIONS

None of the directors, officers of the Company, nor any person or corporation owning more than 5% or any class of voting securities of the Company, nor any associates or affiliates of any of them, nor any other informed person, had or has any material interest in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

Policies and Procedures Regarding Related Person Transactions

The Company does not have any written or other formal policies or procedures for the review, approval, or ratification of any transactions with related persons.  However, it is the Company’s general policy that such transactions are not permitted and that the Board would have to review and vote on any such potential transactions that come to the attention of management.

AUDIT COMMITTEE INFORMATION

Audit Committee Charter

The Audit Committee of the Board operates within a written mandate, as approved by the Board, which describes the Committee’s objectives and responsibilities.  The full text of the Audit Committee Charter, as amended as of Mary 14, 2008, is attached as Appendix A to this Circular.

Membership and Role of the Audit Committee

The Audit Committee consists of Chris D. Mikkelsen (Chairman), Jean Charles Potvin, and Patrick D McChesney. The Board has determined each member of the Audit Committee to be “independent” and “financially literate” as such terms are defined under Canadian securities laws.  Further, each member of the Audit Committee satisfies the definition of “independent director” as established in the NYSE Amex listing standards and SEC rules. In addition, each member of the Audit Committee is financially literate and the Board has determined that Chris D. Mikkelsen qualifies as an audit committee “financial expert” as defined by SEC rules. The Board has made these determinations based on the education and experience of each member of the Committee.

The Audit Committee met four times during 2009 at which attendance, in person or by phone, averaged 92%.  Mr. Mikkelsen and Mr. Potvin each attended four of the meetings; Mr. McChesney attended three.  The Audit Committee’s principal functions are to assist the Board in fulfilling its oversight responsibilities, and to specifically review: (i) the integrity of our financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of our system of internal audit function and the independent auditor; and (iv) our compliance with laws and regulations, including disclosure controls and procedures. During 2009, the Audit Committee worked with management, our internal auditor and our independent auditor to address Sarbanes-Oxley Section 404 internal control requirements.

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal control over financial reporting. Our independent auditors are engaged to audit and express opinions on the conformity of our financial statements to accounting principles generally accepted in the United States, and the effectiveness of our internal control over financial reporting.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2009, together with the related results of management’s assessment of the internal control over financial reporting with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented. The Audit Committee meets with the internal auditor and independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

THE AUDIT COMMITTEE

Chris D. Mikkelsen, Chairman

Jean Charles Potvin

Patrick D. McChesney

External Auditor Service Fees

Fees paid to the Company’s independent external auditor, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2009 and 2008 are detailed in the following table:

Fee Category	Year Ended 2009	Year Ended 2008
Audit (1)	$156,503	$301,560
Audit related (2)	50,676	47,641
Tax (3)	5,808	15,699
All other fees	-	-
Total	$212,987	$364,900

All fees for services performed by the Company’s external auditors during 2009 were pre-approved by the Audit Committee.

(1)   Audit fees were for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements.

(2)   Audit-related fees were for the review of the Company’s quarterly financial statements and services provided in respect of other regulatory-required auditor attest functions associated with government audit reports, registration statements, prospectuses, periodic reports and other documents filed with securities regulatory authorities or other documents issued in connection with securities offerings.

(3)   Tax fees were for services outside of the audit scope and represented consultations for tax compliance and advisory services relating to common forms of domestic and international taxation.

Pre-approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures for the pre-approval of services performed by the Company’s external auditors, with the objective of maintaining the independence of the external auditors. The Company’s policy requires that the Audit Committee pre-approve all audit, audit-related, tax and other permissible non-audit services to be performed by the external auditors, including all engagements of the external auditors with respect to the Company’s subsidiaries. Prior approval of engagements for services other than the annual audit may, as required, be approved by the Chair of the Committee with the provision that such approvals be brought before the full Committee at its next regular meeting. The Company’s policy sets out the details of the permissible non-audit services consistent with the independence requirements of the United States Sarbanes-Oxley Act of 2002 and the Canadian independence standards for auditors. The Chief Financial Officer presents the details of any proposed assignments of the external auditor for consideration by the Audit Committee. The procedures do not include delegation of the Audit Committee’s responsibilities to management of the Company.

NOMINATING COMMITTEE INFORMATION

Nominating Committee Charter

The Nominating Committee currently has no written charter.

Membership and Role of the Nominating Committee

The Nominating Committee is composed of the following three (3) directors:

James H. Coleman

Chris D. Mikkelsen

Jean Charles Potvin

The Board had determined each member of the Nominating Committee satisfies the definition of “independent director” as established in the NYSE Amex listing standards and SEC rules.

The Nominating Committee assists the Board in fulfilling its responsibilities with respect to the composition of the Board, including recommending candidates for election or appointment as director of the Company.

In considering and identifying new candidates for Board nomination, the Board, where relevant, addresses succession and planning issues; identifies the mix of expertise and qualities required for the Board; assesses the attributes new directors should have for the appropriate mix to be maintained; arranges for each candidate to meet with the Board Chair and the CEO; recommends to the Board as a whole proposed nominee(s) and arranges for their introduction to as many Board members as practicable; and encourages diversity in the composition of the Board.

CORPORATE GOVERNANCE

The TSX requires listed corporations to disclose their approach to corporate governance.  The Company’s disclosure in this regard is set out in Appendix B to this Circular.

Board Leadership Structure

Currently, the positions of Chairman of the Board and Chief Executive Officer are separate.  Our Board does not have a policy on whether these roles should be separate or combined, but believes that the most effective leadership model for the Company at this time is to have these roles separated.  Our current Chairman is independent and is responsible for providing leadership to the Board.  In addition, having a separate Chairman and Chief Executive Officer allows Board members to raise issues without involving senior management, allows the Chairman to serve as a liaison between the Board and senior management, and allows the Chief Executive Officer to devote his time and focus to the management of the Company.  The Board retains flexibility to determine whether these roles should be separate or combined in one individual in the future.

Risk Oversight

The various committees of the Board assist the Board in its responsibility for oversight of risk management. In particular, the Audit Committee focuses on major financial risk exposures, the steps management has taken to monitor and control such risks, and, if appropriate, discusses with the independent auditor the guidelines and policies governing the process by which senior management and the relevant departments of the Company assess and manage the Company’s financial risk exposure and operational/strategic risk.

Communication with Board Members

Any Shareholder or other interested party that desires to communicate with the Board of Directors or any of its specific members, including the chairman or the non-management directors as a group, should send their communication to the Secretary, Gold Reserve Inc., 926 W. Sprague Avenue, Suite 200, Spokane, Washington 99201. All such communications will be forwarded to the appropriate members of the Board.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Circular, no person who has been a director or senior officer of the Company at any time since the beginning of the last financial year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

The Company has adopted a Related Person Transaction Approval Policy that is administered by the Board. The policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. Under the Policy, Company management determines whether a transaction requires review by the Board, and transactions requiring review are referred to the Board for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Board decides whether or not to approve such transactions and approves only those transactions that are in the best interests of the Company. If the Company becomes aware of an existing transaction with a related person that has not been approved under this Policy, the matter is referred to the Board. The Board then evaluates all options available, including ratification, revision or termination of such transaction.

Incorporation by Reference

The Audit Committee Report and the Compensation Committee Report contained in this proxy statement are not deemed to be soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate any of this information by reference. Information contained in or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company was a foreign private issuer for purposes of the Exchange Act through December 31, 2009 and, as such, its executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, were exempt from the requirement under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC and the NYSE Amex.

SHAREHOLDER PROPOSALS

Rule 14a-8 under the Exchange Act addresses when a company must include a Shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds a meeting of Shareholders. Under Rule 14a-8,  in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2011 Annual General Meeting, your proposals must be received by us by December 15, 2010, and must otherwise comply with Rule 14a-8.

HOUSEHOLDING

The SEC permits a single proxy statement to be sent to any household at which two or more Shareholders reside if they appear to be members of the same family. Each Shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information Shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more Shareholders reside, you will likely be receiving only one proxy statement unless any Shareholder at that address has given the broker contrary instructions. However, if any such beneficial Shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial Shareholder that elected to continue to receive separate proxy statement wishes to receive a single proxy statement in the future, that Shareholder should contact their broker or send a request to us at 926 W. Sprague Avenue, Suite 200, Spokane, Washington 99201. Telephone requests may be directed to (509) 623-1500. We will deliver, promptly upon written or oral request to us, a separate copy of this proxy statement to a beneficial Shareholder at a shared address to which a single copy of the documents was delivered.

ANY OTHER MATTERS

Management of the Company knows of no matters to come before the Meeting other than those referred to in the Notice of Annual Meeting of Shareholders accompanying this Circular.  However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Circular to vote the same in accordance with their best judgment of such matters.

ADDITIONAL INFORMATION

Additional information about the Company may be found on the SEDAR website at www.sedar.com, on the U.S. Securities and Exchange Commission’s website at www.sec.gov and on the Company’s website at www.goldreserveinc.com. Additional financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its year ended December 31, 2009, as contained in the 2009 Annual Report on Form 10-K filed with the SEC on March 31, 2010. A copy of this document and other public documents of the Company are available upon request to:

Gold Reserve Inc.

Attention: Robert A. McGuinness

926 W. Sprague Avenue, Suite 200

Spokane, Washington 99201

Phone: (509) 623-1500

Fax: (509) 623-1634

APPROVAL AND CERTIFICATION

The contents and the sending of this Circular have been approved by the Board.

The forgoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.

Dated at Spokane, Washington, this 30th day of April, 2010

Rockne J. Timm Chief Executive Officer	Robert A. McGuinness Vice President Finance and Chief Financial Officer

APPENDIX A

CHARTER OF THE

AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Purpose

The primary purposes of the Audit Committee (the “Committee”) are to oversee on behalf of the Board of Directors (“Board”) of Gold Reserve Inc. (the “Company”):

•         the Company’s accounting and financial reporting processes and the integrity of its financial statements;

•         the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; and

•         the Company’s compliance with legal and regulatory requirements.

The Committee also has the purpose of preparing the financial report that rules of the U.S. Securities and Exchange Commission (the “SEC”) or the Ontario Securities Commission (the “OSC”) require the Company to include in its annual proxy or information statement and  Form 20-F filed with the SEC and/or its equivalent filed with the OSC.

The Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

Organization

The Committee shall consist of at least three directors.  The Board shall designate a Committee member as the chairperson of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as chairperson by a majority vote of the authorized number of Committee members.

All Committee members shall be “independent,” as defined and to the extent required in the applicable SEC and OSC rules and NYSE Amex and Toronto Stock Exchange (“TSX”) listing standards and applicable laws and regulations, as they may be amended from time to time (collectively, such SEC, OSC and exchange requirements are referred to as the “listing standards”), for purposes of audit committee membership.

Notwithstanding the foregoing, one director who is not independent as defined by the NYSE Amex listing standards, but who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, and is not a current officer or employee or an immediate family member of such officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is in the best interests of the Company and its Shareholders, and the Board discloses, in the next periodic filing made with the SEC subsequent to such determination, the nature of the relationship and the reasons for that determination; provided, however, that any such non-independent Committee member may only serve on the Committee for two (2) years and may not serve as the chairperson of the Committee.

Each Committee member shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cashflow statement upon appointment to the Committee. At all times there shall be at least one member of the Committee who, in the Board’s business judgment, is an audit committee “financial expert” as defined in the SEC rules and is “financially sophisticated” as defined in the NYSE Amex listing standards.

Subject to the requirements of the listing standards, the Board may appoint and remove Committee members in accordance with the Company’s by-laws.  Committee members shall serve for such terms as may be fixed by the Board, and in any case at the will of the Board whether or not a specific term is fixed.

Independent Auditors and Their Services

The Committee shall have the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the Company for purposes of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee.  The Committee’s authority includes the resolution of disagreements between management and the auditors regarding financial reporting.

The Committee shall pre-approve all audit, review, attest and permissible non-audit services to be provided to the Company or its subsidiaries by the independent auditors.  The Committee may establish pre-approval policies and procedures in compliance with applicable listing standards.  The Committee shall obtain and review, at least annually, a report by the independent auditors describing:

•         the firm’s internal quality-control procedures; and

•         any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

In addition, the Committee’s annual review of the independent auditors’ qualifications shall also include the review and evaluation of the lead partner of the independent auditors for the Company’s account, and evaluation of such other matters as the Committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

Annual Financial Reporting

As often and to the extent the Committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year’s financial statements, the Committee shall:

1.      Review and discuss with appropriate members of management the annual audited financial statements, related accounting and auditing principles and practices, and (when required of management under the applicable listing standards) management’s assessment of internal control over financial reporting.

2.      Timely request and receive from the independent auditors the report required (along with any required update thereto) pursuant to applicable listing standards prior to the filing of an audit report, concerning:

•         all critical accounting policies and practices to be used;

•         all alternative treatments of financial information within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

•         other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

3.      Discuss with the independent auditors the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, including such matters as:

•         the quality and acceptability of the accounting principles applied in the financial statements;

•         new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

•         the selection, application and effects of critical accounting policies and estimates applied by the Company;

•         issues raised by any “management” or “internal control” letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management’s response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

•         any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

4.      Review and discuss with appropriate members of management the Company’s intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or equivalent disclosures) to be included in the Company’s annual report on Form 20-F filed with the SEC and its equivalent filed with the OSC.

5.      Receive from the independent auditors a formal written statement of all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

6.      Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

Quarterly Financial Reporting

The Committee’s quarterly review shall normally include:

1.      Review and discuss the quarterly financial statements of the Company and the results of the independent auditors’ review of these financial statements with appropriate members of management.

2.      Review and discuss with Company management and, if appropriate, the independent auditors, significant matters relating to:

•         the quality and acceptability of the accounting principles applied in the financial statements;

•         new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

•         the selection, application and effects of critical accounting policies and estimates applied by the Company; and

•         any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

3.      Review and discuss with appropriate members of management the Company’s intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or equivalent disclosures) to be included in the Company’s quarterly reports prepared in accordance with Canadian requirements and filed on Form 6-K with the SEC and its equivalent filed with the OSC.

Other Functions

The Committee shall review and assess the adequacy of this charter annually, recommend any proposed changes to the full Board and, to the extent required by the listing standards, certify annually to any NYSE Amex, TSX or other listing market that the Committee reviewed and assessed the adequacy of the charter.

The Committee shall discuss with management earnings press releases (including the type and presentation of information to be included, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), and financial information and earnings guidance provided to analysts and rating agencies.  This may be conducted generally as to types of information and presentations, and need not include advance review of each release or other information or guidance.

The Committee, to the extent it deems necessary or appropriate, shall periodically review with management the Company’s disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with applicable laws.

The Committee shall periodically:

•         inquire of management and the independent auditors about the Company’s major financial risks or exposures;

•         discuss the risks and exposures and assess the steps management has taken to monitor and control the risks and exposures; and

•         discuss guidelines and policies with respect to risk assessment and risk management.

The Committee shall conduct any activities relating to the Company’s code(s) of conduct and ethics as may be delegated, from time to time, to the Committee by the Board.

The Committee shall establish and maintain procedures for:

•         the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•         the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

If the Committee so determines, the confidential, anonymous submission procedures may also include a method for interested parties to communicate directly with non-management directors.

It is the Company’s policy that the Company shall not enter into transactions required to be disclosed under item 404 of the Securities and Exchange Commission’s Regulation S-K or other applicable Canadian requirements unless the Committee first reviews and approves such transactions.

The Committee shall review and take appropriate action with respect to any reports to the Committee from internal or external legal counsel engaged by the Company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the Company, its subsidiaries or any person acting on their behalf.

The Committee shall, from time to time as necessary, review the effect of regulatory and accounting initiatives on the financial statements of the Company.  In addition, the Committee, as it considers appropriate, may consider and review with the full Board, company management, internal or external legal counsel, the independent auditors or any other appropriate person or any other topics relating to the purposes of the Committee which may come to the Committee’s attention.

The Committee may perform any other activities consistent with this charter, the Company’s corporate governance documents and applicable listing standards, laws and regulations as the Committee or the Board considers appropriate.

Meetings, Reports and Resources

The Committee shall meet as often as it determines is necessary, but not less than quarterly. The Committee shall meet separately with management and independent auditors.  In addition, the Committee may meet with any other persons, as it deems necessary.

The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the by-laws or the listing standards. The chairperson or a majority of the Committee members may call meetings of the Committee.  A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this charter, the by-laws or the listing standards. The Committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the Company’s corporate records.

The Committee shall prepare any audit committee report required to be included in the Company’s annual meeting proxy or information statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the listing standards. The Committee shall also report to the Board annually the overall results of its annual review of the independent auditors’ qualifications, performance and independence.  The Committee shall also report to the Board on the major items covered by the Committee at each Committee meeting, and provide additional reports to the Board as the Committee may determine to be appropriate, including review with the full Board of any issues that arise from time to time with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors.

The Committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the Company’s other directors, management and personnel to carry out the Committee’s purposes.  The Committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the Committee.

As the Committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate, and obtain advice and assistance from outside legal, accounting, or other advisers or consultants.  The company shall provide for appropriate funding, as determined by the Committee, for payment of:

•         compensation to the independent auditors for their audit and audit-related, review and attest services;

•         compensation to any advisers engaged by the Committee; and

•         ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Nothing in this charter is intended to preclude or impair the protection provided under corporation law for good faith reliance by members of the Committee on reports or other information provided by others.

APPENDIX B

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

In this Appendix are the Company’s corporate governance practices in accordance with National Instrument 58-101 “Disclosure of Corporate Governance Practices” (“NI 58-101”), and National Policy 58-201 “Corporate Governance Guidelines” (“NP 58-201”), which came into force in Canada on June 30, 2005. The Company’s Board has reviewed this disclosure of the Company’s corporate governance practices.

Disclosure Requirement under Form 58-101F1		Company’s Governance Practices
1. (a)	Disclose the identity of directors who are independent.

The Board of Directors (the “Board”) of the Company believes that Messrs. Coleman, McChesney, Mikkelsen, and Potvin are “independent” within the meaning of section 1.4 of National instrument 52-110 “Audit Committees” (“NI 52-110”) and section 1.2 of NI 58-101, as none of them is, or has been within the last three years, an executive officer or employee of the Company or party to any material contract with the Company and none of them receive remuneration from the Company in excess of directors’ fees and grants of stock options.  The Board believes that the four Directors are free from any interest and any business or other relationship that could, or could reasonably be perceived to, materially interfere with their ability to act independently from management or to act as a director with a view to the best interests of the Company, other than interests and relationships arising from shareholdings.

(b)	Disclose the identity of directors who are not independent, and describe the basis for that determination.	Three Directors, Messrs. Timm, Belanger and Geyer, are employees of the Company and therefore not considered independent.
(c)

Disclose whether or not a majority of directors are independent. If a majority of directors are not independent, describe what the board of directors (the board) does to facilitate its exercise of independent judgement in carrying out its responsibilities.

Four of seven, approximately 57.1% of the Company’s current Directors, are independent.
(d)	If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	Such other directorships have been disclosed in “Business of the Meeting - Item 1 - Election of Directors” section of this Circular.
(e)

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer's most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The Board has not adopted a formal policy for the independent Directors to meet without management present before and after each regularly scheduled meeting of the Board.  Without management present, the independent Directors met on four occasions, in person or by telephone during 2009 and are expected to continue to meet on a regular basis. These sessions are of no fixed duration and participating Directors are encouraged to raise and discuss any issues of concern.

(f)

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

The Board has appointed James H. Coleman as its Chairman.  Mr. Coleman is an independent director of the Company.  One of his responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as liaison between the Board and management.

(g)	Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.

The Board held seven formal meetings during 2009 at which attendance, in person or by phone, averaged 96%.  Various matters were considered and approved by written resolution during the year.

Messrs. Timm, Belanger, Coleman, Geyer, and Mikkelsen attended all seven meetings.  Mr. McChesney and Mr. Potvin each attended six of the seven meetings.

2.	Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board does not have a written mandate. The Board is responsible for supervising the conduct of the Company’s affairs and the management of its business.  To assist the Board in implementing key policies, the Board delegates some of its responsibility to committees.  Although the Board has delegated to management responsibility for the day-to-day operations of the Company, the Board has ultimate responsibility for the stewardship of the Company.

Strategic planning is at the forefront of deliberations at meetings of the Board. Management is responsible for the development of overall corporate strategies.  These strategies are under constant review by the Board and senior management.

The Board’s duties include overseeing strategic planning, reviewing and assessing principal risks to the Company’s business and approving risk management strategies.

The Board ensures that an appropriate risk assessment process is in place to identify, assess and manage the principal risks of the Company’s business. Management reports regularly to the Board in relation to principal risks, which potentially could affect the Company’s business activities.

The Board reviews and approves, for release to Shareholders, quarterly and annual reports on the performance of the Company.  It seeks to ensure that the Company communicates effectively with its Shareholders, respective investors and the public, including dissemination of information on a timely basis.  Through its officers, the Company responds to questions and provides information to individual Shareholders, institutional investors, financial analysts and the media.

The Board’s duties include supervising and evaluating management, authorizing significant expenditures, and overseeing the Company’s internal controls and information systems.

3. (a)

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.

The Board has not developed a written position description for the Chair. The responsibilities of the Chair include presiding over Board meetings, assuming principal responsibility for the Board’s operation and functioning, and ensuring that Board functions are effectively carried out.

The Board has not developed written position descriptions for the chair of any committee of the Board.

The responsibilities of committee chairs include presiding over committee meetings, ensuring that the committee is properly organized and effectively discharges its duties, reporting to the Board with respect to the activities of the committee, and leading the committee in reviewing and assessing on an annual basis, the adequacy of the committee’s mandate and its effectiveness in fulfilling its mandate.

(b)

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

The board has not developed a written position description for the CEO.

The CEO reports to the Board and has general supervision and control over the business and affairs of the Company.  The CEO’s responsibilities include:

(a)    fostering a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility;

(b)   developing and recommending to the Board a long-term strategy and vision for the Company that leads to creation of Shareholder value;

(c)    developing and recommending to the Board annual business plans and budgets that support the Company’s long-term strategy; and

(d)   consistently striving to achieve the Company’s financial and operating goals and objectives.

4. (a)	Briefly describe what measures the board takes to orient new directors regarding the role of the board, its committees and its directors, and the nature and operation of the issuer's business.	Due to its current size, the Board does not currently provide an orientation and education program for specifically training new recruits to the Board.
(b)

Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

Due to its current size, the Board does not provide a continuing education program for its Directors. All Directors are given direct access to management, which is encouraged to provide information on the Company and its business and affairs to Directors.  The Board believes that each of its Directors maintain the skills and knowledge necessary to meet their obligations as Directors.

5. (a) (i)

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code, disclose how a person or company may obtain a copy of the code.

The Board has adopted the Gold Reserve Inc. Code of Conduct and Ethics (the “Code”), which can be found at www.goldreserveinc.com and is available in print to any Shareholder who requests it.
(a) (ii)	Describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code.

The Compliance Officer, as well as other officers, Directors and the Company’s legal and other advisors, have the full power and authority to investigate any evidence of improper conduct, violations of laws, rules, regulations or the Code, and to determine what steps, if any, should be taken to resolve the problem and avoid the likelihood of its recurrence.

(a) (iii)

Provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Company has not filed any material change reports since the beginning of the 2009 financial year that pertains to any conduct of a Director or executive officer of the Company that constitutes a departure from the Code.

(b)

Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

Each Director must possess and exhibit the highest degree of integrity, professionalism and values, and must never be in a conflict of interest with the Company. A Director who has a conflict of interest regarding any particular matter under consideration must advise the Board, refrain from debate on the matter and abstain from any vote regarding it.

All Company employees, including officers, and Directors are expected to use sound judgment to help maintain appropriate compliance procedures and to carry out the Company’s business with honesty and in compliance with laws and high ethical standards. Each employee and Director is expected to read the Code and demonstrate personal commitment to the standards set forth in the Code.

(c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Company will not tolerate retaliation against an employee or Director for reporting in good faith any violations of the Code and any such retaliation is against Company policy. Employees and Directors who violate the Code may be subject to disciplinary action, including termination of employment.

Knowledge of a violation and failure to promptly report or correct the violation may also subject an employee or Director to disciplinary action up to and including immediate discharge from employment.

6. (a)	Describe the process by which the board identifies new candidates for board nomination.

In considering and identifying new candidates for Board nomination, the Board, where relevant:

(a) addresses succession and planning issues;

(b) identifies the mix of expertise and qualities required for the Board;

(c) assesses the attributes new directors should have for the appropriate mix to be maintained;

(d) arranges for each candidate to meet with the Board Chair and the CEO;

(e) recommends to the Board as a whole proposed nominee(s) and arranges for their introduction to as many Board members as practicable; and

(f) encourages diversity in the composition of the Board.

(b)

Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.

The Nominating Committee consists of Messrs. Coleman, Mikkelsen, McChesney and J.C. Potvin, all of whom are independent directors.
(c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating Committee assists the Board in fulfilling its responsibilities with respect to the composition of the Board, including recommending candidates for election or appointment as director of the Company.

7. (a)	Describe the process by which the board determines the compensation for the issuer's directors and officers.

The Board reviews from time to time the compensation paid to directors in order to ensure that they are being adequately compensated for the duties performed and the obligations they assume. The Board as a whole is responsible for determining the compensation paid to the directors.

The Board considers evaluations submitted by the Compensation Committee evaluating the Company’s performance and the performance of its executive officers, and ratifies the cash and equity-based compensation of such executive officers approved by the Compensation Committee.

The Company evaluates the extent to which strategic and business goals are met and measures individual performance, albeit subjectively, against development objectives and the degree to which teamwork and Company objectives are promoted. The Company strives to achieve a balance between the compensation paid to a particular individual and the compensation paid to other employees and executives having similar responsibilities within the Company. The Company also strives to ensure that each employee understands the components of his or her salary, and the basis upon which it is determined and adjusted.

(b)

Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.

The Compensation Committee, which met four times during 2009 by phone, consists of Messrs. Mikkelsen (Chair), McChesney, and Potvin, all of whom are independent directors.
(c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The function of the Compensation Committee is to evaluate the Company’s performance and the performance of its executive officers, approve the cash and equity-based compensation of such executive officers and submit such approvals to the full Board for ratification.

The Compensation Committee has not developed specific quantitative or qualitative performance measures or other specific criteria for determining the compensation of the Company’s CEO, primarily because the Company does not yet have a producing mine or other operations from which such quantitative data can be derived. As a consequence, the determination of the CEO’s compensation in 2009 was largely subjective, and based on the Company’s progress in addressing its more immediate concerns, continued exploration, and identifying and analyzing new corporate opportunities.

(d)

If a compensation consultant or advisor has, at any time since the beginning of the issuer's most recently completed financial year, been retained to assist in determining compensation for any of the issuer's directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the issuer, state that fact and briefly describe the nature of the work.

A compensation consultant has not been engaged by the Company since the beginning of the Company’s most recent financial year to assist in determining compensation for the directors or officers of the Company.

8.	If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Executive Committee, which is comprised of Messrs. Coleman, Timm and Belanger, meets in person or by phone on a regular basis.  Mr. Coleman is considered an independent director.  Messrs. Timm and Belanger are not considered independent directors within the definition in NI 52-110.

The Executive Committee facilitates the Company’s activities from an administrative perspective, but does not supplant the full Board in the consideration of significant issues facing the Company.  The Audit Committee, the Compensation Committee and the Executive Committee are the only committees of the Board.

9.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Due to its current size, the Board does not currently have a separate committee for assessing the effectiveness of the Board as a whole, the committees of the Board, or the contribution of individual directors.  The Board as a whole bears these responsibilities.

The Board chair meets annually with each director individually to discuss personal contributions and overall Board effectiveness.

GOLD RESERVE INC.

PROXY

ANNUAL MEETING OF SHAREHOLDERS
June 8, 2010

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GOLD RESERVE INC.

The undersigned shareholder of Gold Reserve Inc. (the “Company”) hereby appoints Rockne J. Timm, Chief Executive Officer of the Company, or failing him, Robert A. McGuinness, Vice President Finance and Chief Financial Officer of the Company, or instead of either of them, ____________________, as proxyholder for the undersigned, with power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 8, 2010 (the “Meeting”) at 9:30 a.m. (Pacific daylight time) and at any adjournment or postponement thereof, in the same manner, to the same extent and with the same powers as if the undersigned were present at the Meeting or any adjournment or postponements thereof and, without limiting the general authorization given, the person above named is specifically directed to vote on behalf of the undersigned in the following manner:

Management recommends that you vote “FOR” each of the director nominees. 1. Election of the following nominees as directors, as set forth in the Proxy Statement/Information Circular

Nominees:

1.1   Rockne J. Timm

1.2   A. Douglas Belanger

1.3   James P. Geyer

1.4   James H. Coleman

1.5   Patrick D. McChesney

1.6   Chris D. Mikkelsen

1.7   Jean Charles Potvin

(and, if no specification is made, to vote “FOR”)

For ☐ ☐ ☐ ☐ ☐ ☐ ☐	Withhold ☐ ☐ ☐ ☐ ☐ ☐ ☐
Management recommends that you vote “FOR” proposal 2.

2.   Appointment of PricewaterhouseCoopers LLP as auditors for the year ending December 31, 2010 and authorization of the Board of Directors to fix the auditor’s remuneration.

(and, if no specification is made, to vote “FOR”)

For ☐	Against ☐	Abstain ☐

and conferring discretionary authority to vote on amendments or variations to the matters identified in the Notice of Annual  Meeting relating to the Meeting and on all other matters that may properly come before the Meeting or any adjournment or postponement thereof in such manner as the person above named may see fit.  Management is not aware of any such amendments, variations or other matters to be presented at the Meeting.

            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND WHERE A CHOICE IS SPECIFIED WILL BE VOTED FOR, WITHHOLD, OR AGAINST AS DIRECTED.  WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE MATTERS REFERRED TO ABOVE.

To be valid at the meeting, completed forms of proxy must be received NOT LATER THAN THE CLOSE OF BUSINESS TWO BUSINESS DAYS PRECEDING THE DAY OF THE Meeting OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

NOTES:

            A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY.  SUCH RIGHT MAY BE EXERCISED BY FILLING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE NAMES OF MANAGEMENT’S NOMINEES, OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE PROXY AS INSTRUCTED BELOW.

            This proxy should be read in conjunction with the accompanying Notice of Meeting and  Proxy Statement/Information Circular of the Management of the Company.

            If it is desired that the shares represented by this proxy are to be voted for, withhold, or against on any proposed item, the appropriate box above provided for voting for, withhold, or against should be marked with an X.

            Please ensure that you date this proxy.  If this proxy is not dated in the space below, it shall be deemed to bear the date on which it was mailed by the Company to the shareholder.

            This proxy must be signed by a shareholder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

Authorized Signature(s) – sign here – This section must be completed for your instructions to be executed. The undersigned shareholder(s) authorize(s) you to act in accordance with the instructions above and hereby revokes any proxy previously given to attend, vote and otherwise act at the Meeting.

DATED this __________day of _______________, 2010.

Signature of Shareholder

Name of Shareholder (please print clearly)

Number of Shares Represented by Proxy

SUPPLEMENTAL MAILING LIST RETURN CARD

(National Instrument 54-101)

NOTICE TO SHAREHOLDERS OF GOLD RESERVE INC.

National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 Continuous Disclosure Obligations (the “Rule”) together establish a framework for communication between issuers and their registered and non-registered shareholders.

The Rule exempts companies from having to deliver interim financial statements and management’s discussion and analysis (“MD&A”) to their registered shareholders if the companies send interim financial statements and MD&A to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements and MD&A, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Supplemental Return Card will be required from you annually in order for you to receive interim financial statements and MD&A.  All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

TO:       Gold Reserve Inc. (the “Company”)

            Cusip # 38068 N 10 8

The undersigned certifies that he/she/it is the owner of securities of the Company, and requests that he/she/it be placed on the Company’s Supplemental Mailing List in respect of its interim financial statements and MD&A.

Name (please print)

Address

City/Province (or State)/Postal Code

Signature of shareholder, or if shareholder is a                           Dated

Company, signature of authorized signatory

If you are interested in receiving the abovementioned information, please complete and return this document to:

Computershare Trust Company, N.A.

P.O. Box 43102

Providence, RI  02940-5068

As the supplemental list will be updated each year, a supplemental return card will be required from you annually in order for your name to remain on the list.